Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 385
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
In November 2015, the Plan received a favorable tax determination letter from the Treasury of the Commonwealth of Puerto Rico stating that the Plan is qualified and that the trust established under the Plan is tax-exempt under the appropriate sections of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Code"). Subsequent to this determination by the Treasury of the Commonwealth of Puerto Rico, the Plan was amended. The Plan Administrator believes the Plan, as amended, is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and that the trust established under the Plan is tax-exempt under the appropriate sections of the Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
Plan management evaluates tax positions taken by the Plan and recognizes a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan Administrator believes it is no longer subject to income tax examinations for the years prior to 2021.
Participants in the Plan are not liable for federal income tax on amounts allocated to their accounts resulting from their before-tax deferrals, employer contributions, or investment income until such time as amounts are withdrawn from the participant's account.